UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
April 28, 2010 (February 12, 2010)
(Date of earliest event reported)

GEOKINETICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas, 77042
(Address of principal executive offices)

(713) 850-7600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 16, 2010, Geokinetics Inc. (“Geokinetics”) filed a current report on Form 8-K to report, among other things, that Geokinetics and certain of its subsidiaries, pursuant to the terms a definitive purchase agreement with Petroleum Geo-Services ASA and certain of its subsidiaries (“PGS”), closed a transaction acquiring the onshore seismic data acquisition and multi-client data library business of PGS (“PGS Onshore”).  This Form 8-K/A amends Item 9.01 to present financial statements of PGS Onshore (as historically conducted by PGS) and to present pro forma financial information in connection with Geokinetics’ acquisition of PGS Onshore.

SECTION 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, on December 3, 2009, Geokinetics Inc. (“Geokinetics”) and certain of its subsidiaries entered into a definitive purchase agreement with Petroleum Geo-Services ASA and certain of its subsidiaries (“PGS”) under which Geokinetics acquired the onshore seismic data acquisition and multi-client data library business of PGS (“PGS Onshore”) in a cash and stock transaction.  The transaction closed on February 12, 2010. The purchase price paid by Geokinetics at closing was $202.8 million (original estimated purchase price of $210 million), on a cash free, debt free basis, including a $2.8 million adjustment for estimated net working capital below the included amount of $37.5 million.  The purchase price is subject to certain additional working capital adjustments after closing.  Geokinetics funded the acquisition through a combination of cash and common stock.  At closing, Geokinetics issued PGS approximately 2.15 million shares, which represented 19.9% of Geokinetics’ shares outstanding prior to the signing of the purchase agreement, at fair market value of $9.02 per share on the date of acquisition, or $19.4 million.    The remainder of the purchase price, or $183.9 million, was paid in cash.  As part of this acquisition, PGS has the right to name two members of Geokinetics’ board of directors.

To fund the cash portion of the purchase price, Geokinetics Holdings USA, Inc. (f/k/a Geokinetics Holdings, Inc.) (“Geokinetics Holdings”), a wholly-owned subsidiary of Geokinetics, issued $300 million aggregate principal amount of its 9.75% senior secured notes due 2014 (the “Notes”) in a private offering.  The proceeds of this sale were held in escrow until the closing of the PGS Onshore acquisition.  In connection with the release of the proceeds from the escrow account, certain subsidiaries of Geokinetics Holdings and Geokinetics entered into a Supplemental Indenture with U.S. Bank National Association (the “Trustee” or “Collateral Trustee”) to provide additional guarantees for the Notes and to supplement the Indenture by and among Geokinetics Holdings, Geokinetics and the Trustee, dated as of December 23, 2009.  In addition, Geokinetics, Avista Capital Partners, L.P., Avista Capital Partners (Offshore), L.P., (together with Avista Capital Partners, L.P., the “Avista Holders”), Levant America S.A., (“Levant”), and PGS entered into a Second Amended and Restated Registration Rights Agreement (“2010 Registration Rights Agreement”) to provide certain registration rights to the parties to the agreement. The following is a brief summary of the material terms and conditions of the Supplemental Indenture and the 2010 Registration Rights Agreement:

Supplemental Indenture – The Supplemental Indenture extends the guarantees provided in the Indenture to all of Geokinetics’ domestic subsidiaries.  The Notes become unconditionally guaranteed, jointly and severally and on a senior secured basis, by Geokinetics and its domestic subsidiaries as if they had been parties to the Indenture.  The Indenture remains in effect as previously described.

2010 Registration Rights Agreement - Pursuant to the 2010 Registration Rights Agreement, Geokinetics granted PGS and the Series B Preferred Stockholders certain demand and piggyback registration rights with respect to the shares of common stock owned by PGS or the Avista Holders or such shares into which the Series B Preferred Stock is convertible.  The 2010 Registration Rights Agreement amends and restates the Registration Rights Agreement dated as of  July 28, 2008 (“2008 Registration Rights Agreement”), covering certain shares of Geokinetics’ Series B-2 Convertible Preferred Stock sold pursuant to that certain Securities Purchase Agreement, dated as of July 28, 2008, among Geokinetics and the Purchasers named therein.  All shares of Geokinetics’ Series B Senior Convertible Preferred Stock, Series C Preferred Stock and shares of common stock held by PGS are now subject to the provisions of the 2010 Registration Rights Agreement.

The foregoing summaries of the Supplemental Indenture and the 2010 Registration Rights Agreement are qualified in their entirety by the terms of such agreements, as applicable, each of which is attached hereto as Exhibits 4.2 and 4.3, respectively, and incorporated herein by reference.

Mexico and Libya DP Agreements - As part of the transaction, Geokinetics entered into an agreement with PGS, PGS Mexicana S.A. de C.V., (“Mexicana”), and PGS Administración y Servicios S.A. de C.V., (“Old ServiceCo”) whereby PGS will cause certain subject assets, including the Mexican data processing operations conducted by Old ServiceCo, and the Mexican data processing assets owned by Mexicana to be removed from Mexicana when approved by the third party for which such services are provided.  Until the third party approves the spin off, Mexicana and Old ServiceCo, as newly-acquired subsidiaries of Geokinetics, agree to continue to operate the contract for the benefit of PGS.  Geokinetics also entered into a substantially similar agreement with PGS and PGS Exploration (UK) Ltd. whereby PGS Exploration (UK) Ltd. agrees to operate the Libyan contract, as a subsidiary of PGS, until such time as when Geokinetics or a subsidiary of Geokinetics has been established and become qualified to do business in Libya or Geokinetics decides not to do business in Libya.

Item 1.02.  Termination of a Material Definitive Agreement.

In connection with the closing of the acquisition from PGS of its onshore and multi-client library business, Geokinetics repaid its borrowings under its credit facility with PNC Bank, National Association (“PNC”), as lender, and terminated the PNC Facility.  The PNC Facility was replaced with the Loan Agreement described in Item 2.03 of this Current Report on Form 8-K.

SECTION 2 –Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The description of the PGS Onshore acquisition in Item 1.01 is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 12, 2010, Geokinetics Holdings completed the closing of a new credit facility under the terms of a Credit Agreement (the “Loan Agreement”) with Royal Bank of Canada (“RBC”), as Administrative Agent and Collateral Agent for each lender party to the Loan Agreement.  Under the Loan Agreement, the lenders agree to provide, subject to the terms and conditions set forth in the Loan Agreement, a $50,000,000 revolving credit facility and letters of credit for the account of Geokinetics Holdings.  Geokinetics Holdings, Geokinetics and each of Geokinetics’ principal subsidiaries are liable for payment of Geokinetics Holdings’ obligations under the Loan Agreement.  The foregoing description is a summary of the material terms of the Loan Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Loan Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

As a condition for entering into loans or letters of credit under the Loan Agreement, Geokinetics and certain of its subsidiaries had to execute a Guaranty whereby they will provide unconditional and irrevocable guarantees of payment to the lenders.  The Guaranty is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 10.2.

SECTION 3 –Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

On February 12, 2010, Geokinetics issued 2,153,616 shares of common stock to PGS as partial consideration for the PGS Onshore acquisition.  For purposes of the transaction, the shares were originally valued at $12.11 per share; however, they were issued at fair market value on the date the Purchase Agreement was executed and did not include any provisions to make up any valuation differences between the date of the Purchase Agreement and the closing of the acquisition.  The shares of common stock were issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). PGS represented to Geokinetics that it was an “accredited investor” as defined in Regulation D under the Securities Act and that the securities were acquired for its own account and without a view to the distribution of such securities.

SECTION 5 – Corporate Governance and Management

Item 5.03.  Amendment to Articles of Incorporation or Bylaws.

In connection with the consummation of the PGS Onshore acquisition, as described in Item 1.01, Geokinetics amended its Certificate of Incorporation (i) to reflect changes in the interest rate stated within the First Amended Certificate of Designation of Series C Senior Preferred Stock attached as Exhibit 4.4 hereto and incorporated herein by reference, and (ii) to reflect changes required by the amendment of the rights, preferences and privileges of the Series B Senior Convertible Preferred Stock, as stated within the Fourth Amended Certificate of Designation of Series B Senior Convertible Preferred Stock attached as Exhibit 4.5 hereto and incorporated herein by reference.

SECTION 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On February 15, 2010, Geokinetics issued a press release announcing the completion of its acquisition of PGS Onshore.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SECTION 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

Financial statements of the acquired business are incorporated herein by reference to Exhibits 99.2 and 99.3 of this Form 8-K/A.

(b)   Pro forma financial information.

Pro forma financial information is incorporated herein by reference to Exhibit 99.4 of this Form 8-K/A.

(d)	Exhibits.

4.1	Indenture dated as of December 23, 2009 relating to the Notes, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed December 28, 2009.

4.2*	Supplemental Indenture dated as of February 12, 2010.

4.3*	Second Amended and Restated Registration Rights Agreement dated as of February 12, 2010.

4.4*	First Amended Certificate of Designation of Series C Senior Preferred Stock.

4.5*	Fourth Amended Certificate of Designation of Series B Senior Convertible Preferred Stock.

10.1*	Credit Agreement dated as of February 12, 2010 by and among Geokinetics Holdings and Royal Bank of Canada as administrative and collateral agent to the certain lenders named therein.

10.2*	Guaranty dated as of February 12, 2010.

99.1*	Press Release dated February 15, 2010, announcing the completion of the acquisition of the onshore seismic data acquisition and multi-client data library business of Petroleum Geo-Services ASA.

99.2
PGS Onshore—Audited Combined Financial Statements as of December 31, 2008 and 2007 and for the three years ended December 31, 2008, incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed December 8, 2009.

99.3
PGS Onshore—Unaudited Condensed Combined Financial Statements as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008, incorporated herein by reference to Exhibit 99.3 to the Current Report on Form 8-K filed December 8, 2009.

99.4	Geokinetics—Unaudited Condensed Pro Forma Combined Financial Information as of September 30, 2009, for the year ended December 31, 2008 and for the nine months ended September 30, 2009 and 2008.
________
*  Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

April 28, 2010	By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

(d)	Exhibits:

4.1	Indenture dated as of December 23, 2009 relating to the Notes, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed December 28, 2009.

4.2*	Supplemental Indenture dated as of February 12, 2010.

4.3*	Second Amended and Restated Registration Rights Agreement dated as of February 12, 2010.

4.4*	First Amended Certificate of Designation of Series C Senior Preferred Stock.

4.5*	Fourth Amended Certificate of Designation of Series B Senior Convertible Preferred Stock.

10.1*	Credit Agreement dated as of February 12, 2010 by and among Geokinetics Holdings and Royal Bank of Canada as administrative and collateral agent to the certain lenders named therein.

10.2*	Guaranty dated as of February 12, 2010.

99.1*	Press Release dated February 15, 2010, announcing the completion of the acquisition of the onshore seismic data acquisition and multi-client data library business of Petroleum Geo-Services ASA.

99.2
PGS Onshore—Audited Combined Financial Statements as of December 31, 2008 and 2007 and for the three years ended December 31, 2008, incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed December 8, 2009.

99.3
PGS Onshore—Unaudited Condensed Combined Financial Statements as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008, incorporated herein by reference to Exhibit 99.3 to the Current Report on Form 8-K filed December 8, 2009.

99.4	Geokinetics—Unaudited Condensed Pro Forma Combined Financial Information as of September 30, 2009, for the year ended December 31, 2008 and for the nine months ended September 30, 2009 and 2008.
________
*  Previously filed